                                                                      EXHIBIT 20

                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
           DISTRIBUTION DATE OF MAY 15, 2001 FOR THE COLLECTION PERIOD
                      APRIL 1, 2001 THROUGH APRIL 30, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A-1         CLASS A-2        CLASS A-3          CLASS A-4
                                         TOTAL                  BALANCE           BALANCE          BALANCE            BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                 $1,503,500,000.00         $317,048,000.00    440,000,000.00 $440,000,000.00    $306,452,000.00
  Receivables Pool Balance           $1,550,000,067.58
  Principal Factor                          1.00000000              1.00000000        1.00000000      1.00000000         1.00000000
  Rate                                                                  5.613%            5.380%          5.432%             5.580%
  Final Scheduled Payment Date                                January 15, 2002 December 15, 2003  March 15, 2005 September 17, 2007
  Number of Contracts                           97,350
  Weighted Average Coupon                       10.03%
  Weighted Average Remaining Term                54.20 months
  Servicing Fee Rate                             1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                 $1,353,453,605.34         $167,001,605.34   $440,000,000.00 $440,000,000.00    $306,452,000.00
  Receivables Pool Balance           $1,399,953,672.92
  Securities Pool Factor                    0.90020193              0.52673919        1.00000000      1.00000000         1.00000000
  Number of Contracts                           92,825
  Weighted Average Coupon                       10.04%
  Weighted Average Remaining Term                51.43 months
  Precompute and Simple Interest
    Advances                             $3,126,493.07
  Payahead Account Balance                 $699,127.01
  Supplemental Servicing Fee
    Received                                $58,445.92
  Interest Shortfall                             $0.00                   $0.00             $0.00           $0.00              $0.00
  Principal Shortfall                            $0.00                   $0.00             $0.00           $0.00              $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                 $1,305,238,356.06         $118,786,356.06   $440,000,000.00 $440,000,000.00    $306,452,000.00
  Receivables Pool Balance           $1,351,738,423.64
  Securities Pool Factor                    0.86813326              0.37466363        1.00000000      1.00000000         1.00000000
  Number of Contracts                           91,185
  Weighted Average Coupon                       10.04%
  Weighted Average Remaining Term                50.52 months
  Precompute and Simple Interest
    Advances                             $3,544,775.89
  Payahead Account Balance                 $672,185.72
  Supplemental Servicing Fee
    Received                                $66,619.17
  Interest Shortfall                             $0.00                   $0.00             $0.00           $0.00              $0.00
  Principal Shortfall                            $0.00                   $0.00             $0.00           $0.00              $0.00
-----------------------------------------------------------------------------------------------------------------------------------

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RESERVE FUND
  Initial Deposit Amount                                                                                              $3,875,000.00
  Specified Reserve Fund Percentage                                                                                           0.75%
  Specified Reserve Fund Amount                                                                                      $10,138,038.18
  Specified Reserve Fund Percentage (IF CONDITION i OR ii MET)                                                                5.50%
  Specified Reserve Fund Amount (IF CONDITION i OR ii MET)                                                           $71,788,109.58

  Beginning Balance                                                                                                  $10,499,652.55
  Total Withdraw                                                                                                              $0.00
  Amount Available for Deposit to the Reserve Fund                                                                    $4,164,690.22
                                                                                                                -------------------
  Reserve Fund Balance Prior to Release                                                                              $14,664,342.77
  Reserve Fund Required Amount                                                                                       $10,138,038.18
  Reserve Fund Release to Seller                                                                                      $4,526,304.59
                                                                                                                -------------------
  Ending Reserve Fund Balance                                                                                        $10,138,038.18
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS

                                                                    VEHICLES            AMOUNT
                                                                    --------            ------
  Liquidated Contracts                                                 38
  Gross Principal Balance of Liquidated Receivables                                          $498,218.51
  Net Liquidation Proceeds Received During the Collection Period                            ($313,041.03)
  Recoveries on Previously Liquidated Contracts                                                    $0.00
                                                                               --------------------------
  Aggregate Credit Losses for the Collection Period                                          $185,177.48
                                                                               --------------------------

                                                                               --------------------------

  Cumulative Credit Losses for all Periods                             73                    $329,707.02
                                                                               --------------------------
  Repossessed in Current Period                                        53


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
    Second Preceding Collection Period                                                             0.02%
    First Preceding Collection Period                                                              0.09%
    Current Collection Period                                                                      0.16%

---------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                0.09%
Charge-off Rate Indicator ( > 1.25%)                                                   CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS


                                            PERCENT   CONTRACTS      PERCENT            AMOUNT
                                            -------   ---------      -------            ------

  31-60 Days Delinquent                         1.06%          965       1.15%            $15,053,646.69
  61-90 Days Delinquent                         0.13%          114       0.14%             $1,838,808.22
  Over 90 Days Delinquent                       0.10%           90       0.11%             $1,470,331.65
                                                      -------------            --------------------------
  Total Delinquencies                                        1,169                        $18,362,786.56
                                                      =============            ==========================
  Repossessed Vehicle Inventory                                 93 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                             0.10%
    First Preceding Collection Period                                                              0.15%
    Current Collection Period                                                                      0.22%

---------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                0.16%
Delinquency Percentage Indicator ( > 1.25%)                                            CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
           DISTRIBUTION DATE OF MAY 15, 2001 FOR THE COLLECTION PERIOD
                    APRIL 1, 2001 THROUGH APRIL 30, 2001


-------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A-1           CLASS A-2         CLASS A-3       CLASS A-4
                                             TOTAL           BALANCE             BALANCE           BALANCE         BALANCE
-------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received           $47,717,030.77
  Interest Payments Received            $11,215,785.13
  Net Precomputed Payahead Amount           $26,941.29
  Aggregate Net Liquidation Proceeds
    Received                               $313,041.03
  Principal on Repurchased Contracts             $0.00
  Interest on Repurchased Contracts              $0.00
                                       ----------------
  Total Collections                     $59,272,798.22
  Net Simple Interest Advance Amount       $348,620.06
  Net Precomputed Advance Amount            $69,662.76
                                       ----------------
  Total Available Amount                $59,691,081.04

AMOUNTS DUE
  Servicing Fee                          $1,166,628.06
  Accrued and Unpaid Interest            $6,144,513.48
  Principal                             $48,215,249.28
  Reserve Fund                           $4,164,690.22
                                       ----------------
  Total Amount Due                      $59,691,081.04

ACTUAL DISTRIBUTIONS
  Servicing Fee                          $1,166,628.06
  Interest                               $6,144,513.48         $755,111.68      $1,972,666.67    $1,991,733.33   $1,425,001.80
  Principal                             $48,215,249.28      $48,215,249.28              $0.00            $0.00           $0.00
  Reserve Fund                           $4,164,690.22
                                       ----------------  ------------------  -----------------  --------------- ---------------
  Total Amount Distributed              $59,691,081.04      $48,970,360.96      $1,972,666.67    $1,991,733.33   $1,425,001.80
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
PRECOMPUTED CONTRACTS
  Scheduled Principal Collections                                                          $1,293,274.86
  Prepayments in Full                                           92 contracts               $1,012,979.20
  Repurchased Receivables Principal                                                                $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                 $0.00
  Total Collections                                                                        $2,744,586.68
  Advances - Reimbursement of Previous Advances                                                    $0.00
  Advances - Current Advance Amount                                                           $69,662.76
  Payahead Account - Payments Applied                                                         $26,941.29
  Payahead Account - Additional Payaheads                                                          $0.00

SIMPLE INTEREST CONTRACTS
  Collected Principal                                                                     $23,865,933.42
  Prepayments in Full                                         1510 contracts              $21,544,843.29
  Collected Interest                                                                      $10,777,452.51
  Repurchased Receivables Principal                                                                $0.00
  Repurchased Receivables Interest                                                                 $0.00
  Advances - Reimbursement of Previous Advances                                                    $0.00
  Advances - Current Advance Amount                                                          $348,620.06

---------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       SERVICER'S CERTIFICATE - TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
         DISTRIBUTION DATE OF MAY 15, 2001 FOR THE COLLECTION PERIOD OF
                         APRIL 1 THROUGH APRIL 30, 2001


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                                                                                       CLASS A3                  CLASS A4
                                                                                        BALANCE                   BALANCE
------------------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR MAY 15, 2001 PAYMENT DATE
One Month LIBOR                                                                        5.02250%                  5.02250%
Spread                                                                                 0.08000%                  0.11000%
                                                                                ------------------------   ----------------------
Note Rates:                                                                            5.10250%                  5.13250%

Number of Days in Interest Period (Days)                                                              29                       29

INTEREST PAYMENTS
Interest Calculation for Current Interest Period                                           1,808,552.78             1,267,030.05
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                       1,991,733.33             1,425,001.80
   Paid to Swap Counterparty (Swap Payments Outgoing)                                      1,991,733.33             1,425,001.80
   Proration %                                                  0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                                    1,808,552.78             1,267,030.05
   Interest Payment to Noteholders (Swap Payments Incoming)                                1,808,552.78             1,267,030.05

Net Swap Payment due to/(received by) Swap Counterparty                                     (183,180.55)             (157,971.75)




PRINCIPAL PAYMENTS
Principal Payment due to Investors                                                                    -                        -
Ending Notional Balance                                                                  440,000,000.00           306,452,000.00


SWAP TERMINATION PAYMENT                                                                  N/A                       N/A


NOTE RATES FOR JUNE 15, 2001 PAYMENT DATE
One Month LIBOR                                                                           TBD                       TBD
Spread                                                                                 0.08000%                  0.11000%
                                                                                ------------------------   ----------------------
Note Rates:                                                                               TBD                       TBD

Number of Days in Interest Period (Days)                                                              31                       31

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


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ ANGELA BROWN
----------------------------------------------------------------------
Angela Brown, ABS Accounting Manager